UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
Name and address of agent for service:	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211
Registrant’s telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	March 31
Date of reporting period:	March 31, 2021
Item #1. Reports to Stockholders.
Perkins Discovery Fund
INDEX

ANNUAL REPORT

For the Year Ended March 31, 2021

ANNUAL REPORT

Perkins Discovery Fund

April 15, 2021

Dear Shareholders:

The fiscal year ending March 31, 2021 was very good for the Perkins Discovery Fund (the “Fund”) and the stock market as a whole. The Fund finished the period with a return of 169.16% versus 128.66% for the Wilshire U.S. Micro-Cap Index, 72.04% for the NASDAQ Composite and 53.71% for the S&P 500 Index. After years of outperformance by the large technology companies, small- and micro-cap stocks took the lead and have outperformed the larger indexes, following the market low a year ago March.

At the Perkins Discovery Fund, we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings. During the fiscal year, we acquired 21 new holdings and disposed of 11. As a result, the portfolio went from 31 holdings to 41. We started the year with 98.5% invested in securities and ended with 83.5% invested.

Our three biggest gaining stocks for the year were Magnite, Inc., Vericel, Inc., and Natera, Inc. Magnite is a cloud-based automated advertising platform used by publishers and advertisers to purchase and sell digital advertising, enabling them to reach consumers on the internet and on Connected TV. Magnite completed its merger with Telaria during the year, a move that, along with its recently announced acquisition of SpotX, brings them new products and greater scale in the Connected TV market. We sold about two thirds of our position during the year, as we felt it had run up too fast. Vericel is a leader in advanced cell therapies for the sports medicine and severe burn care markets. The company’s revenue growth has accelerated since the launch of its MACI product for repair of large cartilage defects in the knee. More recently, Vericel received expanded insurance coverage and reimbursement for MACI. We expect it to continue to be a good performer. Natera is a cell-free DNA genetics testing and diagnostic company. Its products are used for prenatal testing, organ transplant rejection monitoring, and other non-invasive testing. We expect Natera’s growth to accelerate as they begin to commercialize a new personalized oncology decision-making product, for cancer recurrence monitoring. Natera also recently received expanded insurance coverage on several products.

The Fund’s three biggest losers during the year were Chembio Diagnostics, Inc., Rockwell Medical, Inc., and CynergisTek, Inc. Chembio is a point-of-care diagnostics company focused on detecting and diagnosing infectious diseases. The company’s proprietary DPP technology platform uses a small

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Perkins Discovery Fund

Shareholder Letter - continued

drop of blood from the fingertip and provides high-quality, cost-effective results in approximately 15 minutes. We sold our position after the FDA revoked the emergency use authorization for their COVID-19 antibody test last June. Rockwell Medical, a long-term holding, has undergone a restructuring with new management over the last several years. They recently launched Triferic Dialysate, their iron maintenance product for dialysis patients, and received FDA approval on their intravenous formulation, Triferic AVNU. Although sales have ramped slowly during the pandemic, we believe both have large potential. CynergisTek is a provider of cybersecurity, privacy consulting and managed services to organizations in highly-regulated industries including healthcare, finance and government. While new healthcare opportunities were delayed during the pandemic, they are expected to ramp up in the future.

The table below shows the Fund’s performance for various periods ended March 31, 2021.

Annualized Return	Perkins Discovery Fund	Wilshire US Micro-Cap Index	NASDAQ Composite Index	S&P 500 Index
Since 4-9-98 Inception	13.17%	8.67%	9.02%	5.70%
Fifteen Year	10.50%	6.81%	12.25%	7.76%
Ten Year	13.55%	10.48%	16.89%	11.60%
Five Year	31.08%	15.92%	22.16%	14.04%
Three Year	37.76%	14.26%	23.32%	14.58%
One Year	169.16%	128.65%	72.04%	53.71%

Please note that performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-8361. The Fund imposes a 1.00% redemption fee on shares held less than 45 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

After a very sharp and severe decline in the first calendar quarter of 2020, the market bottomed in March of last year. The decline, we believe, was primarily caused by the COVID-19 epidemic and a year ago it looked as if the spread of the coronavirus had peaked and plans were being laid to restart the economy. That and the first round of government stimulus started the market on a run, from that low level, that has lasted over a year now. The pandemic wasn’t, in fact, over and

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Perkins Discovery Fund

Shareholder Letter - continued

we experienced multiple waves of the virus and several rounds of government stimulus while the vaccinations were developed at breakneck speed. Now as the population is being vaccinated and the economy is reopening, company fundamentals are improving and GDP growth is in the forecast. We expect the economy to continue to grow throughout the year and although the market has had a big run, we remain bullish but expect corrections along the way.

We will continue to choose stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change. And, of course, we continue to monitor our holdings. Some of these will appreciate and reach levels where they will be sold, even though they may continue to be good companies. Others will not work out in the way we anticipated and will be candidates to be sold. Both will be replaced with new ideas, as part of an ongoing process. We believe the Perkins Discovery Fund is well positioned in micro-cap growth stocks that hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Daniel S. Perkins, C.F.A. Chief Operating Officer	Richard C. Perkins, C.F.A. President

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Perkins Discovery Fund

Shareholder Letter - continued

Opinions expressed above are those of Daniel S. Perkins or Richard C. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The Fund invests in micro-cap and early-stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Wilshire U.S. Micro-Cap Index represents a float-adjusted, market capitalization-weighted portfolio of all stocks below the 2,500th rank by market capitalization in the Wilshire 5000 at March 31 and September 30 of each year. One cannot invest directly in an index. Please refer to the schedule of investments for more information regarding Fund holdings. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a Fund prospectus. Please read it carefully before investing.

The Fund is distributed by First Dominion Capital Corp. (05/21)

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Perkins Discovery Fund

Important Disclosure Statement

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of March 31, 2021 and are subject to change at any time.

Stated performance in the Fund was achieved at some or all points during the period by Perkins Capital Management, Inc. (“Perkins”), the investment advisor to the Fund. Perkins waived or reimbursed part of the Fund’s total expenses. Had Perkins not waived or reimbursed expenses of the Fund, the Fund’s performance would have been lower.

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Perkins Discovery Fund

GROWTH OF $10,000 INVESTMENT IN THE PERKINS DISCOVERY FUND VS.
S&P 500®, NASDAQ COMPOSITE AND WILSHIRE US MICRO CAP INDICES
Thousands
$50
$40
$30
$20
$10
$0
$47,632
$35,632
$29,965
$27,089
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
Perkins Discovery Fund
S&P 500®
NASDAQ Composite
Wilshire US Micro Cap

Past performance is not predictive of future performance.

	Total Return	Average Annual Return
	One Year Ended 3/31/2021	Five Years Ended 3/31/2021	Ten Years Ended 3/31/2021
Perkins Discovery Fund	169.16%	31.08%	13.55%
S&P 500®	53.71%	14.04%	11.60%
NASDAQ Composite	72.04%	22.16%	16.89%
Wilshire US Micro Cap	128.65%	15.92%	10.48%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 traded only over-the-counter and not on an exchange. The Wilshire US Micro Cap Index is a float-adjusted, market capitalization-weighted index of the issues ranked below 2,500 by market capitalization of the Wilshire 5000 total Market Index.

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Perkins Discovery Fund

Portfolio Compositionas of March 31, 2021

Holdings by Industry/Asset Class	% of Net Assets
Common Stocks:
Health Care Drugs/Services	19.84%
Health Care Supplies	14.75%
Information Technology	14.00%
Health Care Technology	9.42%
Health Care Support	7.89%
Consumer Discretionary	7.02%
Health Care Manufacturing	5.35%
Software Services	4.86%
Industrial	1.97%
Financials	1.56%
Short Term Investment	13.43%
100.09%

See Notes to Financial Statements

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Perkins Discovery Fund

Schedule of InvestmentsMarch 31, 2021

		Shares	Fair Value
86.66%	COMMON STOCKS

7.02%	CONSUMER DISCRETIONARY
	iMedia Brands, Inc.*	56,000	$434,000
	Magnite, Inc.*	20,000	832,200
	Perion Network Ltd.*	29,500	528,050
			1,794,250

1.56%	FINANCIALS
	FlexShopper, Inc.*	153,500	397,565

19.84%	HEALTH CARE DRUGS/SERVICES
	ANI Pharmaceuticals, Inc.*	14,500	524,030
	NeoGenomics, Inc.*	22,000	1,061,060
	Paratek Pharmacetuticals, Inc.*	62,500	441,250
	Veracyte, Inc.*	21,500	1,155,625
	Vericel Corp.*	34,000	1,888,700
			5,070,665

5.35%	HEALTH CARE MANUFACTURING
	AtriCure, Inc.*	15,000	982,800
	Fluidigm Corp.*	85,000	384,200
			1,367,000

14.75%	HEALTH CARE SUPPLIES
	Antares Pharma, Inc.*	125,000	513,750
	Axogen, Inc.*	32,500	658,450
	Biolase, Inc.*	250,000	210,725
	BioLife Solutions, Inc.*	16,500	594,000
	Cardiovascular Systems, Inc.*	17,000	651,780
	Cryoport, Inc.*	10,000	520,100
	Exagen Inc.*	27,500	481,250
	Surgalign Holdings, Inc.*	65,000	141,700
			3,771,755

See Notes to Financial Statements

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Perkins Discovery Fund

Schedule of Investments - continuedMarch 31, 2021

		Shares	Fair Value
7.89%	HEALTH CARE SUPPORT
	Natera, Inc.*	12,500	$1,269,250
	Option Care Health, Inc.*	22,500	399,150
	Rockwell Medical, Inc.*	300,000	348,000
			2,016,400

9.42%	HEALTH CARE TECHNOLOGY
	Castlight Health, Inc.*	252,500	381,275
	Fortress Biotech, Inc.*	121,000	427,130
	IsoRay, Inc.*	247,500	269,775
	OptimizeRx Corp.*	17,000	828,750
	Streamline Health Solutions, Inc.*	245,000	502,250
			2,409,180

1.97%	INDUSTRIAL
	Agrify Corp.*	33,000	411,840
	Capstone Turbine Corp.*	10,000	91,400
			503,240

14.00%	INFORMATION TECHNOLOGY
	Airgain, Inc.*	15,500	328,445
	Akoustis Technologies, Inc.*	35,000	466,900
	Digi International Inc.*	23,000	436,770
	Inuvo Inc.*	425,000	433,500
	Perficient, Inc.*	7,100	416,912
	Qumu corp.*	13,500	91,260
	Sharpspring Inc.*	18,000	288,000
	USA Technologies, Inc.*	60,000	703,200
	Zix Corp.*	55,000	415,250
			3,580,237

4.86%	SOFTWARE SERVICES
	Asure Software, Inc.*	42,000	320,880
	CynergisTek, Inc.*	170,000	324,700
	ePlus, Inc.*	6,000	597,840
			1,243,420

See Notes to Financial Statements

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Perkins Discovery Fund

Schedule of Investments - continuedMarch 31, 2021

		Shares	Fair Value
86.66%	TOTAL COMMON STOCKS
	(Cost: $11,560,570)		$22,153,712

13.43%	SHORT-TERM INVESTMENTS
	Fidelity Investments Money Market Government
	Portfolio - Institutional Class 0.01%**	3,433,866	3,433,866
	(Cost: $3,433,866)

100.09%	TOTAL INVESTMENTS
	(Cost: $14,994,436)		25,587,578
(0.09%)	Liabilities in excess of other assets		(23,198)
100.00%	NET ASSETS		$25,564,380

*Non-Income producing

**Effective 7 day yield as of March 31, 2021

See Notes to Financial Statements

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Perkins Discovery Fund

Statement of Assets and LiabilitiesMarch 31, 2021

ASSETS
Investments at fair value (identified cost of $14,994,436) (Note 1)	$25,587,578
Receivable for capital stock sold	12,240
Dividends and interest receivable	16
Other Receivable	6,000
Prepaid expenses	18,152
TOTAL ASSETS	25,623,986

LIABILITIES
Payable for capital stock redeemed	14,549
Accrued advisory fees	11,169
Accrued 12b-1 fees	7,868
Accrued custody fees	832
Accrued accounting, administration and transfer agent fees	7,188
Accrued professional fees	18,000
TOTAL LIABILITIES	59,606
NET ASSETS	$25,564,380

Net Assets Consist of:
Paid-in capital	11,398,726
Distributable earnings	14,165,654
Net Assets	$25,564,380

NET ASSET VALUE PER SHARE
Investor Class Shares:
Net Assets	$25,564,380
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	245,531
Net Asset Value and Offering Price Per Share	$104.12
Redemption Price Per Share *	$103.08

*Redemption Price includes fee of 1% per share on the proceeds redeemed within 45 days of purchase.

See Notes to Financial Statements

ANNUAL REPORT

Perkins Discovery Fund

Statement of OperationsYear Ended March 31, 2021

INVESTMENT INCOME
Interest	$93
Other income	6,000
Total investment income	6,093

EXPENSES
Investment management fees (Note 2)	129,747
12b-1 fees (Note 2)	32,437
Recordkeeping and administrative services (Note 2)	40,902
Accounting fees (Note 2)	32,062
Custody fees	4,002
Transfer agent fees (Note 2)	31,109
Professional fees	37,374
Filing and registration fees	32,500
Trustee fees	6,893
Compliance fees	7,600
Shareholder reports	15,450
Shareholder servicing	4,982
Insurance	2,652
Proxy	11,273
Other	11,906
Total expenses	400,889
Management fee waivers (Note 2)	(65,246)
Net expenses	335,643
Net investment income (loss)	(329,550)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	3,583,848
Net increase (decrease) in unrealized appreciation (depreciation) of investments	7,763,071
Net realized and unrealized gain (loss) on investments	11,346,919

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$11,017,369

See Notes to Financial Statements

ANNUAL REPORT

Perkins Discovery Fund

Statement of Changes in Net AssetsMarch 31, 2021

	Years ended March 31,
	2021		2020
Net asset value, beginning of year
Net investment income (loss)	$(329,550)		$(462,631)
Net realized gain (loss) on investments	3,583,848		425,631
Net increase (decrease) in unrealized appreciation (depreciation) of investments	7,763,071		(4,872,198)
Increase (decrease) in net assets from operations	11,017,369		(4,909,198)

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	(260,404)		—
Decrease in net assets from distributions	(260,404)		—

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	13,394,296		5,742,705
Distributions reinvested	252,219		—
Shares redeemed	(6,059,221	)(A)	(24,324,265	)(A)
Increase (decrease) in net assets from capital stock transactions	7,587,294		(18,581,560)

NET ASSETS
Increase (decrease) during period	18,344,259		(23,490,758)
Beginning of period	7,220,121		30,710,879

End of year	$25,564,380		$7,220,121

(A) Includes redemption fees of:	$19,839		$16,955

Perkins Discovery Fund

Selected Per Share Data Throughout Each Year

See Notes to Financial Statements

15

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Perkins Discovery Fund

Financial Highlights

See Notes to Financial Statements

ANNUAL REPORT

	Years ended March 31,
	2021		2020		2019		2018	2017
Net asset value, beginning of year	$39.34		$57.16		$40.73		$33.39	$27.52
Investment activities
Net investment income (loss)(1)	(1.80)		(1.38)		(1.19)		(0.90)	(0.75)
Net realized and unrealized gain (loss) on investments	67.94		(16.49)		17.72		8.24	6.62
Total from investment activities	66.14		(17.87)		16.53		7.34	5.87
Distributions
Net realized gain	(1.47)		—		(0.27)		—	—
Total distributions	(1.47)		—		(0.27)		—	—
Paid-in capital from redemption fees	0.11		0.05		0.17		—	—
Net asset value, end of year	$104.12		$39.34		$57.16		$40.73	$33.39
Total Return	169.16%		(31.18%)		41.17%		21.98%	21.33%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	3.09	%(A)	2.79	%(A)	2.20%		3.38%	3.31%
Expenses, net of waiver or recovery (Note 2)	2.59%		2.61%		2.50	%(2)	2.50%	2.42%
Net investment income (loss)	(2.54%)		(2.53%)		(2.24%)		(2.41%)	(2.29%)
Portfolio turnover rate	46.80%		0.70%		25.76%		10.43%	17.80%
Net assets, end of year (000’s)	$25,564		$7,220		$30,711		$6,750	$6,441

(1)Per share amounts calculated using the average shares outstanding during the period.

(2)Recovery of previously waived fees increased the expense ratio and decreased the net investment income ratio by 0.30% for the year ended March 31, 2019.

(A)Ratio of total expenses before management fee waivers, excluding proxy costs, would have been 3.00% for the year ended March 31, 2021 and 2.68% for the year ended March 31, 2020.

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Perkins Discovery Fund

Notes to Financial StatementsMarch 31, 2021

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Perkins Discovery Fund (the “Fund”) is a diversified series of the World Funds Trust (“WFT”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. WFT was organized as a Delaware statutory trust on April 9, 2007. The Fund was established on April 9, 1998 as a series of Professionally Managed Portfolios. On October 26, 2012, the Fund reorganized as a separate series of WFT.

The Fund’s objective is to seek long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by WFT’s Board of Trustees (the “Board”). Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”). The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security;

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Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2021

and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,153,712	$—	$—	$22,153,712
Short-Term Investments	3,433,866	—	—	3,433,866
	$25,587,578	—	—	$25,587,578

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Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2021

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and industry.

There were no transfers into or out of any levels during the year March 31, 2021. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. The Fund held no Level 3 securities at any time during the year ended March 31, 2021.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has reviewed the Fund’s tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has

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Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2021

no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended March 31, 2021, such reclassifications increased or decreased certain capital accounts as follows:

Distributable earnings	$318,218
Paid-in capital	(318,218)

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement (“Agreement”), the Fund’s investment advisor, Perkins Capital Management, Inc. (“Perkins”), provides investment services for an annual fee of 1.00% of average daily net assets of the Fund.

For the year ended March 31, 2021, Perkins earned $129,747 in investment management fees.

Perkins has contractually agreed to reduce its fees and/or reimburse Fund expenses (excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for shares of the Fund to 2.25% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least July 31, 2021. The Agreement may be terminated at any time by the Board upon 60 days’ notice to Perkins, or by Perkins with the consent of the Board. Each waiver or reimbursement of an expense by Perkins is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. For the year ended March 31, 2021, Perkins waived $65,246 in investment management fees.

ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2021

The total amount of recoverable reimbursements for the Fund as of March 31, 2021, and expiration dates, was as follows:

Recoverable Reimbursements and Expiration Dates
2022	2023	2024	Total
$ —	$33,058	$65,246	$98,304

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the distributor of the Trust for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plan provides that the Fund will pay the annual rate of up to 0.25% of the average daily net assets of the Fund’s shares for activities primarily intended to result in the sale of those shares.

The Fund has adopted a shareholder service plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in the Fund; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

For the year ended March 31, 2021, the following expenses were incurred:

Type of Plan	Fees Incurred
12b—1	$32,437
Shareholder Services	4,982

ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2021

Commonwealth Fund Services, Inc. (“CFS”) acts as the Fund’s administrator, transfer and dividend disbursing agent and accounting agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the year ended March 31, 2021, the following fees were paid by the Fund to CFS:

Record Keeping & Administration	Transfer Agent	Accounting Agent
$36,418	$21,149	$25,685

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. Tina H. Bloom is Assistant Secretary of the Trust and Partner of Practus LLP. Officers and/or directors of CFS, Mr. Lively and Ms. Bloom receive no special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term notes for the year ended March 31, 2021 were as follows:

Purchases	Sales
$9,291,490	$5,730,792

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2021

The tax character of distributions during the year ended March 31, 2021 and year ended March 31, 2020 were as follows:

	Year ended March 31, 2021	Year ended March 31, 2020
Distributions paid from:
Realized gains	$260,404	$—

As of March 31, 2021, the components of distributable earnings (deficit) on a tax basis were as follows:

Accumulated net realized gain (loss) on investments	$3,572,512
Net unrealized appreciation (depreciation) on investments	10,593,142
$14,165,654

Under the Regulated Investment Company Modernization Act of 2010 (“2010 Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the laws in effect prior to the 2010 Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the 2010 Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Cost of securities for Federal Income tax purpose and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
$14,994,436	$11,278,637	$(685,495)	$10,593,142

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Year ended March 31, 2021	Year ended March 31, 2020
Shares sold	134,968	102,232
Shares reinvested	2,918	—
Shares redeemed	(75,893)	(455,956)
Net increase (decrease)	61,993	(353,724)

ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2021

NOTE 6 – RECENT MARKET EVENTS

In early 2020, an outbreak of the novel strain of coronavirus (“COVID-19”) emerged globally. As a result, there have been mandates from federal, state and local authorities resulting in an overall decline in economic activity. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

ANNUAL REPORT

Perkins Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of
The Perkins Discovery Fund and the
Board of Trustees of The World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Perkins Discovery Fund (the “Fund”), a series of the World Funds Trust, including the schedule of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more funds in the World Funds Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

ANNUAL REPORT

Perkins Discovery Fund

Report of Independent Registered Public Accounting Firm - continued

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 1, 2021

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Non-Interested Trustees

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (66) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	22	ETF Opportunities Trust for the seven series of that Trust (registered investment company)
Mary Lou H. Ivey (63) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), since 2008.	22	ETF Opportunities Trust for the seven series of that Trust (registered investment company)
Theo H. Pitt, Jr. (85) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	22

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; Starboard Investment Trust for the 12 series of that trust; and ETF Opportunities Trust for the seven series of that Trust (all registered investment companies)

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Officers Who Are Not Trustees

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (57) President	Indefinite, Since August 2017

Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration and transfer agency), October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. (fund administration and transfer agency) from 1986 to 2013.

Karen M. Shupe (57) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (66) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (52) Secretary	Indefinite, Since November 2013	Attorney, PractusTM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
Tina H. Bloom (52) Assistant Secretary	Indefinite, Since November 2018

Attorney, PractusTM LLP, May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc., November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC (fund administration and transfer agency) from 2011-2017.

Holly B. Giangiulio (59) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.
Julian G. Winters (52) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT” (these portfolio holdings were previously filing on Form N-Q). These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov.

Fund’s Liquidity Risk Management Program (unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short-term and long-term cash flow projections; and its cash holdings. The Fund’s Board of Trustees approved the appointment of the Adviser as the Fund’s Liquidity Risk Management Administrator. The Adviser has appointed representatives from their compliance, trading, and portfolio management departments to assist in the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Management Administrator performed an assessment of the Fund’s liquidity risk profile, considering information gathered and its actual experience in administering the program over the 12 months ended November 30, 2020 in order to prepare a written report to the Board of Trustees for consideration at its meeting held on February 18, 2021. The report concluded that (i) the Fund did not experience significant liquidity challenges during the covered period; (ii) the Fund’s investment strategies remain appropriate for an open-end fund; and (iii) the Fund’s liquidity risk management program is reasonably designed to assess and manage its liquidity risk.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

PRIVACY NOTICE

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of the annual report.

ANNUAL REPORT

Perkins Discovery Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2020 and held for the six months ended March 31, 2021.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT

Perkins Discovery Fund

Fund Expenses (unaudited) - continued

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Annualized Expense Ratio	Expenses Paid During Period Ended* 3/31/2021
Actual	$1,000.00	$1,803.90	2.50%	$17.48
Hypothetical**	$1,000.00	$1,012.50	2.50%	$12.54

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses

Investment Adviser:

Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN 55391-1769

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker, LLP
Two Liberty Place
50 S 16th St, Suite 2900
Philadelphia, PA 19102-2529

Transfer Agent, Fund Accounting and Fund Administration:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

ITEM 2.	CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

A copy of the registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,500 for 2021 and $15,500 for 2020.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2021 and $2,500 for 2020. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2021 and $0 for 2020.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Perkins Discovery Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	NA

(c)	0%

(d)	NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2020.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe
Principal Executive Officer
Date: June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe
Principal Executive Officer
Date: June 4, 2021

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald
Principal Financial Officer
Date: June 4, 2021

* Print the name and title of each signing officer under his or her signature.